SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) June 19, 1996

                                THE PANTRY, INC.
             (Exact name of registrant as specified in its charter)

Delaware                        33-72574              56-1574463
(State or other               (Commission File No.)    (I.R.S. Employer
jurisdiction of                                        Identification Number)
incorporation)


               1801 Douglas Drive, Sanford, North Carolina 27330
                    (Address of principal executive offices)


                                 (919) 774-6700
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

     The Pantry, Inc. (the "Company") recently has been informed by Montrose Value Fund Limited Partnership ("MVF") and Montrose Financial No. 6 Limited Partnership (Pantry) ("MF#6") (together with MVF, the "Montrose Group"), owners of 48.1% of the capital stock of the Company, that they were exploring the possibility of exercising an option to purchase the remaining 51.9% of the stock of the Company from FS Equity Partnership, III, L.P., and FS Equity International, L.P. (the "FS Funds") and Chase Capital Partners ("Chase") in connection with the possible sale of all the capital stock of the Company. The option is effective May 1, 1996 through July 31, 1996.

     The Montrose Group is controlled by W. Clay Hamner, Chairman of the Company's Board of Directors, and Wayne M. Rogers, a member of the Company's Board of Directors.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE PANTRY, INC.


Date: July 11, 1996                   /s/ Mark C. King
                                      Mark C. King
                                      Senior Vice President
                                      Chief Financial Officer and Secretary